UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2025

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33497	71-0869350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hulfish Street, Princeton, New Jersey 08542

(Address of Principal Executive Offices, and Zip Code)

609-662-2000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $0.01	FOLD	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this Current Report on Form 8-K is to file an opinion of Troutman Pepper Locke LLP relating to the legality of Amicus Therapeutics, Inc.’s (the “Company”) shares of common stock, par value $0.01 per share (“Common Stock”), in connection with the Company’s filing of a prospectus supplement dated February 21, 2025, which registers the remaining unsold shares of Common Stock under the Company’s existing at-the-market program, established on November 7, 2022, under the registration statement on Form S-3 (File No.333-285059) that the Company filed on February 19, 2025. A copy of the opinion of Troutman Pepper Locke LLP is filed herewith as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
5.1	Opinion of Troutman Pepper Locke LLP
23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature Page

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: February 21, 2025	By:	/s/ Ellen S. Rosenberg
	Name:	Ellen S. Rosenberg
	Title:	Chief Legal Officer and Corporate Secretary